UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 25, 2010

The Spectranetics Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-19711	84-0997049
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9965 Federal Drive
Colorado Springs, Colorado	80921
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (719) 633-8333

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 25, 2010, upon recommendation of the board of directors, the stockholders of the Spectranetics Corporation (the “Company”) approved The Spectranetics Corporation 2010 Employee Stock Purchase Plan (“2010 ESPP”) and an amendment to the 2006 Incentive Award Plan (the “2006 Plan”), increasing the number of shares of common stock authorized for issuance thereunder by 1,000,000 shares of common stock.  The 2010 ESPP and the 2006 Plan as amended were approved by the board of directors of the Company on March 9, 2010.

For a description of the 2010 ESPP, please see Proposal No. 2, “Approval of Employee Stock Purchase Plan,” and for a description of the 2006 Plan as amended, please see Proposal No. 3, “Amendment to 2006 Incentive Award Plan,” in the Company’s definitive proxy statement for its 2010 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 30, 2010. The 2010 ESPP and the amendment to the 2006 Plan are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 5.07         Submission of Matters to a Vote of Security Holders.

The 2010 Annual Meeting of Stockholders of the Company was held on June 25, 2010. The final results of the stockholder vote on each proposal brought before the meeting were as follows:

	For	Withheld	Broker Non-Votes
Proposal One—Election of two directors, each to serve for a term of three years
William C. Jennings	20,141,987	293,508	9,523,979
Joseph M. Ruggio, M.D.	19,935,522	499,973	9,523,979

David G. Blackburn, Anne Melissa Dowling, R. John Fletcher, Emile J. Geisenheimer, and Craig M. Walker, M.D. continued their terms of office as directors after the meeting.

	For	Against	Abstain	Broker Non-Votes
Proposal Two—Approval of The Spectranetics Corporation 2010 Employee Stock Purchase Plan	19,664,070	724,082	47,343	9,523,979

Proposal Three—Approval of the Seventh Amendment to The Spectranetics Corporation 2006 Incentive Award Plan, which increases by 1,000,000 shares the authorized number of shares of common stock issuable thereunder	16,124,260	4,284,532	26,703	9,523,979

Proposal Four—Ratification of the appointment of Ehrhardt Keefe Steiner & Hottman PC as our registered public accounting firm for the year ended December 31, 2010	29,678,729	77,199	203,546	—

Each proposal was approved by the Company’s stockholders by the required vote.

ITEM 9.01         Financial Statements and Exhibits

(d) Exhibits

10.1  The Spectranetics Corporation 2010 Employee Stock Purchase Plan.

10.2  Seventh Amendment to The Spectranetics Corporation 2006 Incentive Award Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SPECTRANETICS CORPORATION

Date: June 28, 2010	By:	/s/ Roger Wertheimer
Roger Wertheimer
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	The Spectranetics Corporation 2010 Employee Stock Purchase Plan.

10.2	Seventh Amendment to The Spectranetics Corporation 2006 Incentive Award Plan.